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                                                                    EXHIBIT 99.1



                                 PRESS RELEASE


MILPITAS, Calif. -- January 18, 1999 -- Adaptec, Inc. (NASDAQ:ADPT) announced today that it has completed the sale of the company's Peripheral Technology Solutions (PTS) group to STMicroelectronics, Inc. (formerly SGS-Thomson Microelectronics). For more information on this Adaptec divestment, please see Adaptec's November 24, 1998 press release "Adaptec Sells Semiconductor Group to STMicroelectronics". The divestment is part of Adaptec's strategy to focus on its core host adapter, RAID, and software businesses.